EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountant's report on internal control.

EXHIBIT B:
  Attachment to item 77K:
  Changes in registrant's certifying accountant

EXHIBIT C:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3

EXHIBIT D:
  Attachment to item 77Q1:
  Exhibits
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


EXHIBIT A:
Report of Independent Auditors

To the Board of Directors and Shareholders
Of American Skandia Advisor Funds, Inc.

In planning and performing our audit of the financial statements of American Skandia Advisor Funds (the "Company") for the year ended October 31, 2003, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Company is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that controls may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of October 31, 2003.

This report is intended solely for the information and use of the Board of Directors, management and the Securities and Exchange
Commission and is not intended to be and should not be used by anyone other than these specified parties.

PricewaterhouseCoopers LLP
December 19, 2003




EXHIBIT B:
ITEM 77K - Changes in registrant's certifying accountant

The following information responds to Item 304 (a)(1) of Regulation S-K

(i) On September 2, 2003, the Board of Directors of
American Skandia Advisor Funds, Inc. (the "Fund") voted not to re-appoint PricewaterhouseCoopers LLP, as independent auditors for the year ending October 31, 2004.

(ii) PricewaterhouseCoopers LLP's report on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)  During the Fund's two most recent fiscal years ended
October 31, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused PricewaterhouseCoopers LLP to make a reference to the subject matter of the disagreement(s) in connection with its reports.

(iv) Pursuant to Item 304(a)(3) of Regulation S-K, the Fund requested PricewaterhouseCoopers LLP to furnish it with a letter addressed to the Securities and Exchange
Commission stating whether or not
PricewaterhouseCoopers LLP agrees with the above statements. PricewaterhouseCoopers LLP has provided the letter that is attached as Exhibit 77Q1(b).

(v) On September 2, 2003, the Fund engaged KPMG LLP as its new independent auditors. During the Fund's two most recent fiscal years ended October 31, 2003, the Fund did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or any other matters or reportable events as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.




EXHIBIT C:
B. Item 77O

On May 22, 2003, the ASAF Goldman Sachs Mid-Cap Growth Fund of the Registrant purchased 3,175 shares of Petco Animal
Supplies Co. common stock from Morgan Stanley Co., Inc. in an underwritten offering of 900,000,000 shares in such stock in which Goldman Sachs & Co., an affiliate of the Fund's sub-advisor, was a member of the selling syndicate.
The Fund purchased the security at the public offering price of $19.65 per share.

On July 28, 2003, the ASAF American Century International
Growth Fund of the Registrant purchased 2,500 shares of Renault S.A. stock from Deutsche Bank - Alex Brown in an underwritten offering of $1,504,544,412 in which JP Morgan
Chase Securities, Inc., an affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $56.56 per share.

On July 31, 2003, the ASAF Goldman Sachs Mid-Cap Growth
Fund of the Registrant purchased 24,425 shares of Citadel
Broadcasting common stock from Credit Suisse First Boston in an underwritten offering of 22,000,000 shares of such stock in which Wachovia Securities, LLC, an affiliate of the Fund's sub-advisor, was a member of the selling syndicate. The Fund purchased the security at the public offering price of $19.00 per share.




EXHIBIT D:
Item 77 Q. 1

The Investment Management Agreement among the Registrant,
American Skandia Investment Services, Incorporated and
Prudential Investments LLC for the various funds of the Registrant is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 25 to the Registrant's
Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Deutsche Asset Management, Inc. for the ASAF DeAM
International Equity Fund is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and William Blair & Company LLC for the ASAF William
Blair International Growth Fund is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No.
25 to the Registrant's Registration Statement filed on May
9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and American Century Investment Management, Inc. for the ASAF American Century International Growth Fund is incorporated by reference to Exhibit (d)(4) of Post-
Effective Amendment No. 25 to the Registrant's Registration
Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Strong Capital Management, Inc. for the ASAF Strong
International Equity Fund is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Pilgrim Baxter & Associates, Ltd. for the ASAF PBHG
Small-Cap Growth Fund is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Deutsche Asset Management, Inc. for the ASAF DeAM
Small-Cap Growth Fund is incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and GAMCO Investors, Inc. for the ASAF Gabelli Small-
Cap Value Fund is incorporated by reference to Exhibit
(d)(8) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Goldman Sachs Asset Management for the ASAF Goldman
Sachs Mid-Cap Growth Fund is incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Neuberger Berman Management Inc. for the ASAF
Neuberger Berman Mid-Cap Growth Fund is incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment
No. 25 to the Registrant's Registration Statement filed on
May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Neuberger Berman Management Inc. for the ASAF
Neuberger Berman Mid-Cap Value Fund is incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment
No. 25 to the Registrant's Registration Statement filed on
May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Fred Alger Management, Inc. for the ASAF Alger All-
Cap Growth Fund is incorporated by reference to Exhibit
(d)(12) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and GAMCO Investors, Inc. for the ASAF Gabelli All-Cap
Value Fund is incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 25 to the Registrant's
Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and INVESCO Funds Group, Inc. for the ASAF INVESCO
Technology Fund is incorporated by reference to Exhibit
(d)(14) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and INVESCO Funds Group, Inc. for the ASAF INVESCO
Health Sciences Fund is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and ProFund Advisors LLC for the ASAF ProFund Managed
OTC Fund is incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 25 to the Registrant's
Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Alliance Capital Management L.P. for the ASAF
Alliance Growth Fund is incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Marsico Capital Management LLC for the ASAF Marsico
Capital Growth Fund is incorporated by reference to Exhibit
(d)(18) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Goldman Sachs Asset Management for the ASAF Goldman
Sachs Concentrated Growth Fund is incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 25 to the Registrant's Registration Statement filed on May 9,
2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Deutsche Asset Management, Inc. for the ASAF DeAM
Large-Cap Growth Fund is incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and T. Rowe Price Associates, Inc. for the ASAF T. Rowe
Price Tax Managed Fund is incorporated by reference to Exhibit (d)(21) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC, Alliance Capital Management L.P. and Sanford C.
Bernstein & Co., LLC for the ASAF Alliance/Bernstein Growth
+ Value Fund is incorporated by reference to Exhibit
(d)(22) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Sanford C. Bernstein & Co., LLC for the ASAF
Sanford Bernstein Core Value Fund is incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment
No. 25 to the Registrant's Registration Statement filed on
May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Deutsche Asset Management, Inc. for the ASAF DeAM
Large-Cap Value Fund is incorporated by reference to Exhibit (d)(24) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Sanford C. Bernstein & Co., LLC for the ASAF
Sanford Bernstein Managed Index 500 Fund is incorporated by reference to Exhibit (d)(25) of Post-Effective Amendment
No. 25 to the Registrant's Registration Statement filed on
May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Alliance Capital Management L.P. for the ASAF
Alliance Growth and Income Fund is incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment
No. 25 to the Registrant's Registration Statement filed on
May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Massachusetts Financial Services Company for the
ASAF MFS Growth with Income Fund is incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment
No. 25 to the Registrant's Registration Statement filed on
May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and INVESCO Funds Group, Inc. for the ASAF INVESCO
Capital Income Fund is incorporated by reference to Exhibit
(d)(28) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and American Century Investment Management, Inc. for the ASAF American Century Strategic Balanced Fund is incorporated by reference to Exhibit (d)(29) of Post-
Effective Amendment No. 25 to the Registrant's Registration
Statement filed on May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Federated Investment Counseling for the ASAF
Federated High Yield Bond Fund is incorporated by reference to Exhibit (d)(30) of Post-Effective Amendment No. 25 to the Registrant's Registration Statement filed on May 9,
2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Pacific Investment Management Company LLC for the
ASAF PIMCO Total Return Bond Fund is incorporated by reference to Exhibit (d)(31) of Post-Effective Amendment
No. 25 to the Registrant's Registration Statement filed on
May 9, 2003.

The Sub-advisory Agreement among American Skandia
Investment Services, Incorporated, Prudential Investments
LLC and Wells Capital Management Company, Inc. for the ASAF
Money Market Fund is incorporated by reference to Exhibit
(d)(32) of Post-Effective Amendment No. 25 to the
Registrant's Registration Statement filed on May 9, 2003.



[LETTER FROM PRICEWATERHOUSECOOPERS]
December 24, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by American Skandia
Advisor Funds, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 77K of Form N-SAR dated December 29, 2003. We agree with the statements concerning our Firm in such Item 77K.

Yours very truly,

PricewaterhouseCoopers LLP